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                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS
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                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the use in this Annual Report (Form 10-KSB) of Pontotoc BancShares Corp. (the "Company") of our reports dated January 15, 1998 with respect to (i) the consolidated financial statements of the Company and Subsidiary as of and for the year ended December 31, 1997, and (ii) the Additional Information attached to the consolidated financial statements as Schedules 1, 2 and 3.



New Albany, Mississippi
March 27, 1998